CIGNA FUNDS GROUP
        Supplement dated July 15, 2004 to Prospectuses dated May 1, 2004

This supplement updates information in the prospectuses for all share classes of the following series of CIGNA Funds Group (the "Funds"):

       Balanced Fund (sub-advised by Wellington Management)
       International Blend/Bank of Ireland Fund
       Large Cap Growth/Morgan Stanley Fund
       Large Cap Value/John A. Levin & Co. Fund
       S&P 500[RegTM] Index Fund
       Small Cap Value/Perkins, Wolf, McDonnell Fund
       TimesSquare Core Plus Bond Fund

Liquidation and Dissolution of the Funds

The Board of Trustees of CIGNA Funds Group has determined that it would be in the best interests of shareholders to close the Funds listed above and liquidate their assets. The Funds will be liquidated on or about September 30, 2004. As soon as practicable after liquidation, any shareholders that hold shares in a Fund on the liquidation date will receive cash equal to their proportionate interest in the Fund's net assets.

The Funds are now closed to new and current investors in anticipation of the liquidations, except that until August 15, 2004 each Fund remains open to qualified and non-qualified employer-sponsored retirement plans currently invested in that Fund, and until September 10, 2004 the Small Cap Value/Perkins, Wolf, McDonnell Fund will remain open to Connecticut General Life Insurance Company separate accounts and non-qualified employer-sponsored retirement plans currently invested in that Fund. Until the liquidations, any dividends will continue to be reinvested in the Funds.

Shareholders of the Funds may redeem their shares at any time prior to liquidation. We suggest you consult with your tax adviser to determine the tax consequences, if any, of redeeming your shares.

Except for the Small Cap Value/Perkins, Wolf, McDonnell Fund, the Funds will, starting around August 16, 2004, begin to sell their portfolio securities and invest the proceeds in short-term securities in anticipation of the liquidations. Starting around September 13, 2004, the Small Cap Value/Perkins, Wolf, McDonnell Fund will begin to sell its portfolio securities and invest the proceeds in short-term securities. To the extent a Fund sells securities for this purpose it will not be pursuing its principal investment strategies.

The Funds listed above have stopped charging 12b-1 fees.

Changes in Large Cap Growth Investment Management Team

While the Large Cap Growth/Morgan Stanley Fund is now closed and will be liquidated, please note William Auslander and Jeffrey Alvino are no longer part of the Morgan Stanley Investment Management Large Cap Growth Team. Dennis P. Lynch, Managing Director, is now a member of the team.

Continuation of the Small Cap Growth Fund and the Money Market Fund

The Small Cap Growth/TimesSquare Fund and the Money Market Fund remain open.